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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 14, 2000


                                 The Knot, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 __________              33-895178
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)                              (Commission File Number)


462 Broadway, 6th Floor, New York, New York                                10013
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                (212) 219-8555



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Item 5.         Other Events.

Certain franchisees of Registrant's subsidiary, Weddingpages, Inc. have commenced litigation in Supreme Court, New York County, New York against Registrant, Weddingpages and certain officers of those companies, including David Liu, CEO of Registrant. The plaintiffs seek to enjoin defendants from taking actions, primarily relating to the sale of advertising in certain local markets, which plaintiffs claim will damage the value of their Weddingpages franchises and money damages in an unspecified amount. Registrant, Weddingpages and the individual defendants intend to contest vigorously the allegations which, they believe, are without merit.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                The Knot, Inc.
                                                (Registrant)


Date:    August 29, 2000                        /s/ RICHARD SZEFC
                                                -------------------------------
                                                Name:   Richard Szefc
                                                Title:  Chief Financial Officer